Exhibit 10.1

FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT

FIRST AMENDMENT, dated as of June 4, 2004 (this “Amendment”), to the 364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT, dated as of November 24, 2003 (the “Credit Agreement”), among RAYTHEON COMPANY, a Delaware corporation (the “Borrower”), RAYTHEON TECHNICAL SERVICES COMPANY LLC, a Delaware limited liability company, and RAYTHEON AIRCRAFT COMPANY, a Kansas corporation, each as a Guarantor (in such capacity, each a “Guarantor” and, collectively, the “Guarantors”), the several Lenders from time to time parties thereto (the “Lenders”), J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as joint lead arrangers and joint bookrunners (in such capacity, the “Arrangers”), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”), CITICORP USA, INC., and CREDIT SUISSE FIRST BOSTON, as documentation agents (in such capacity, each a “Documentation Agent” and, collectively, the “Documentation Agents”), and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the “Administrative Agent” and, collectively with the Syndication Agent and the Documentation Agents, the “Agents”) for the Lenders.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Borrower has requested that the Lenders, and the Lenders have agreed, to extend credit to the Borrower subject to the terms and conditions contained therein;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain ways; and

WHEREAS, the Lenders and the Borrower desire to amend the Credit Agreement in the manner specified herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Amendment to Article VII of the Credit Agreement (Events of Default).

Paragraph (f) of Article VII of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting in lieu thereof the following:

“(f) the Borrower or any Subsidiary (excluding, if, and so long as, it is not a Significant Subsidiary, Flight Options, LLC) shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness (excluding guarantees, which are covered by clause (ii) below) in a principal amount in excess of $50,000,000, when and as the same shall become due and payable, or (ii) fail to make any payment under any guarantee, if the aggregate amount of the guaranteed obligations is in excess of $50,000,000, except to the extent the Borrower or such Subsidiary is contesting in good faith the requirement to make such payment, or (iii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause (iii) is to cause such Indebtedness to become due prior to its stated maturity;”.

3. Affirmation of Guarantee. Each Guarantor hereby consents to the foregoing amendment to the Credit Agreement set forth herein and reaffirms its obligations under the Guarantee provided by such Guarantor pursuant to Article IX of the Credit Agreement.

4. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Borrower and the Required Lenders shall have executed and delivered this Amendment to the Administrative Agent.

5. Representation and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as of the Amendment Effective Date that:

(a) Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects; and

(b) No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

6. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all its respective out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

8. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

9. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

RAYTHEON COMPANY, as the Borrower

By:
Name:
Title:

RAYTHEON TECHNICAL SERVICES COMPANY LLC, as a Guarantor

By:
Name:
Title:

RAYTHEON AIRCRAFT COMPANY, as a Guarantor

By:
Name:
Title:

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By:
Name:
Title:

First Amendment to 364-Day Credit Agreement

[PRINT NAME OF LENDER] as a Lender

By:

Name:

Title:

First Amendment to 364-Day Credit Agreement